Exhibit 10.11
2006
CERTIFICATE OF REINSURANCE
for the
Agreement of Reinsurance
between the
WORKERS’ COMPENSATION REINSURANCE ASSOCIATION
and
RTW Inc
American Compensation Insurance Company 0030392
Bloomington Compensation Insurance Company 0012311

Coverage Period:	January 1, 2006 — December 31, 2006	Retention Limit:	$390,000
(12:01 a.m. Standard Time)
This certifies that the entities named above are Members of the Workers’ Compensation Reinsurance Association (WCRA), and that the WCRA reinsures the Members’ liability during the indicated coverage period for benefits pursuant to Minn. Stat. Ch. 176 in excess of the Members’ retention limit for the period indicated above. This certificate provides for coverage in accordance with the terms and conditions of the Reinsurance Agreement approved by the Commissioner of the Minnesota Department of Labor and Industry on December 22, 2005. This certificate shall not be valid for any portion of the indicated period during which an entity is not a Member of the Association.

Workers’ Compensation Reinsurance Association

Carl W. Cummins III
President and Chief Executive Officer
Dated: December 27, 2005
Worker’s Compensation Reinsurance Association®
Suite 1700, 400 Robert Street North, Saint Paul, MN 55101 Phone: 651.293.0999 Fax: 651.229.1848 www.wcra.biz